Exhibit 10.4
FIRST AMENDMENT
TO
THE SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
DCP SAND HILLS PIPELINE, LLC

This First Amendment to the Second Amended and Restated Limited Liability Company Agreement of DCP Sand Hills Pipeline, LLC (this "Amendment"), is adopted, executed and entered into as of January 1, 2014, and by and among DCP Pipeline Holding LLC, a Delaware limited liability company, as successor in interest to DCP Midstream, LP (the "DCP Member"), Spectra Energy Sand Hills Holding, LLC, a Delaware limited liability company (the "Spectra Member"), and Phillips 66 Sand Hills LLC, a Delaware limited liability company (the "Phillips Member"). DCP Member, Spectra Member and Phillips Member may be referred to herein, collectively, as the "Members" or each, individually, as a "Member".

RECITALS

A.
Reference is made to that certain Second Amended and Restated Limited Liability Company Agreement of DCP Sand Hills Pipeline, LLC by and among the Members dated as of September 3, 2013 (the "Agreement") (capitalized terms used but not defined herein shall have the meaning given thereto in the Agreement).

B.	The Members desire to amend the Agreement as provided herein.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Members hereby agree as follows:

1.
Effective upon the date the DCP Member becomes a wholly-owned Subsidiary of DCP Midstream Partners, LP, Section 5.2(e) of the Agreement shall be deleted and replaced in its entirety with the following:

"(e) The Members agree that no holder of any Equity Interest in the DCP Member shall Transfer all or any portion of such Equity Interest to any Person other than to a direct or indirect wholly-owned Subsidiary of DCP Midstream Partners, LP that is a disregarded entity for tax purposes, unless such Transfer has first been approved in writing by both the Spectra Member and the Phillips Member."

2.
Effective upon the date the DCP Member becomes a wholly-owned Subsidiary of DCP Midstream Partners, LP, Section 5.4 (Transfers to Wholly-Owned Subsidiaries) of the Agreement shall be deleted and replaced in its entirety with the following:

"Section 5.4    Transfers to Wholly Owned Subsidiaries.    A Member may Transfer all (but not less than all) of its Company Interest to a direct or indirect wholly-owned Subsidiary (i) of the Parent of the Spectra Member (in the case of the Spectra Member), (ii) of the Parent of the Phillips Member (in the case of the Phillips Member), or (iii) of

DCP Midstream Partners, LP (in the case of the DCP Member), and such Subsidiary shall be admitted as a substitute Member, all without the consent of the other Members, provided that (x) reasonable advance notice of such Transfer is provided to all of the other Members, including for purposes of effecting the provisions of Section 10.3(a), (y) such Subsidiary becomes a party to this Agreement by executing an assumption and adoption agreement in a form reasonably acceptable to all of the other Members, and (z) such Member remains fully liable for the fulfillment of its obligations hereunder. In the case of the DCP Member, the Subsidiary referenced to in clause (iii) above must be a disregarded entity for tax purposes."

3.
Effective upon the date the DCP Member becomes a wholly-owned Subsidiary of DCP Midstream Partners, LP, Section 10.5(c) (Notice provisions to the DCP Member) shall be deleted in its entirety and replaced with the following:

"(c) If to DCP Member:
DCP Pipeline Holding LLC
370 17th Street, Suite 2500
Denver, Colorado 80202
Attention: Chief Executive Officer Fax No.: (303) 605-2225

With a copy to (which shall not constitute notice):

DCP Midstream Partners, LP
370 17th Street, Suite 2500
Denver, Colorado 80202 Attention: General Counsel Fax No.: (303) 605-2226:

4.
Exhibit A (Delegation of Authority Policy) to the Agreement shall be amended with respect to item 2 under the heading "General Guidelines" by deleting such item 2 and replacing it in its entirety with the following:

"2. Limits stated in this Delegation of Authority apply to matters that will be funded within the Company's Annual Budget. Matters outside of the applicable Approved Annual Budget require approval of the Management Committee, except as expressly delegated to the Delegate under the headings "Leases" and "Disposition of Assets" below."

5.	Exhibit B (concerning Percentage Interests) to the Agreement is hereby replaced with the Exhibit B that is attached hereto as Attachment I.

6.	Except as modified and amended herein, the terms and provisions of the Agreement shall remain in full force and effect.

7.
This Amendment may be signed in any number of counterparts, all of which together shall constitute a single signed original. Facsimiles and photocopies of this Amendment shall have the same force and effect as a signed original.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment to the Second Amended and Restated Limited Liability Company Agreement as of the date first set forth above.

SPECTRA ENERGY SAND HILLS HOLDING, LLC

By:	/s/ William T. Yardley
Name: William T. Yardley
Title: President

PHILLIPS 66 SAND HILLS LLC

By:	/s/ Diana Santos
Name: Diana Santos
Title: Vice President

DCP PIPELINE HOLDING LLC

By:	/s/ Stephen W. Van Hooser
Name: Stephen W. Van Hooser
Title: Vice President and Deputy General Counsel

ATTACHMENT I

EXHIBIT B
TO SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
DCP SAND HILLS PIPELINE, LLC
AMONG DCP PIPELINE HOLDING LLC
AND
PHILLIPS 66 SAND HILLS LLC
AND
SPECTRA ENERGY SAND HILLS HOLDING, LLC

Dated as of January 1, 2014

PERCENTAGE INTERESTS

MEMBER	PERCENTAGE INTEREST
Phillips 66 Sand Hills LLC	33.335%
Spectra Energy Sand Hills Holding, LLC	33.335%
DCP Pipeline Holding LLC	33.330%